Exhibit 10.34

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") dated as of March 6, 2001 among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), the lenders parties to the Credit Agreement referred to below (the "Lenders"), and FIRST UNION NATIONAL BANK, as administrative agent (the "Administrative Agent") for the Lenders thereunder.

PRELIMINARY STATEMENTS:

The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of March 5, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

The Borrower has informed the Administrative Agent and the Lenders that it intends to acquire all of the outstanding stock of Empire Seafood Holding Corp. and its affiliated purchasing corporation, Empire Imports, Inc. (the "Empire Acquisition"). In connection with the Empire Acquisition and in order to fund a portion of the purchase price thereof, the Borrower proposes to issue unsecured promissory notes to the sellers under the Empire Acquisition in an aggregate principal amount equal to $18,600,000 (the "Seller Notes"). Further, in connection with the Empire Acquisition, the Borrower will assume certain obligations of a wholly-owned subsidiary of Empire Seafood Holding Corp. in an aggregate amount not to exceed $5,100,000 and issue new unsecured promissory notes in connection therewith (the "Empire Notes").

The Borrower has also requested the Administrative Agent and the Lender to consent to certain amendments to the Borrower's 1997 ELLF as more particularly described in the Third Amendment to certain Operative Agreements and Waiver dated of even date herewith (the "Third Amendment to 1997 ELLF") and to waive any default under the Credit Agreement arising in connection with certain defaults which have occurred under the 1997 ELLF as more particularly described in the Third Amendment to 1997 ELLF.

The Administrative Agent and the Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower to amend the Credit Agreement and to waive certain defaults under the Credit Agreement, and the Borrower and the Required Lenders have agreed to amend the Credit Agreement, all as hereinafter set forth.

Section 1. Fourth Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Addition of Definitions. Section 1.1 of the Credit Agreement is amended by the addition of the following defined terms (in alphabetical order):

"Empire Acquisition" means the acquisition of all of the outstanding capital stock of Empire Seafood Holding Corp. and its affiliated purchasing corporation, Empire Imports Incorporated.

"Empire Notes" means, collectively, the unsecured promissory notes, each in the form of Exhibit K hereto, issued by the Borrower to certain existing creditors of a wholly-owned subsidiary of Empire Seafood Holding Corp. in an aggregate principal amount not to exceed $5,100,000.

"Fourth Amendment to Credit Agreement" means the Fourth Amendment to Credit Agreement, dated as of March 6, 2001 and effective as provided therein, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

"Seller Notes" means, collectively, the unsecured promissory notes, each in the form of Exhibit K hereto, issued by the Borrower to the sellers under the Empire Acquisition in an aggregate principal amount of $18,600,000.

(b) Section 10.1 of the Credit Agreement is hereby amended as follows:

(i) by deleting clause (h) in its entirety and inserting a new clause (h) as follows:

(h) any Total Debt consisting of the ELLF existing on the Closing Date and set forth on Schedule 10.1 and (ii) one other ELLF entered into after the Closing Date on terms and conditions reasonably acceptable to the Administrative Agent; provided, that the Total Debt under such ELLF's does not, at any time, exceed $115,000,000 in the aggregate.

(ii) by deleting the word "and" at the end of clause (j);

(iii) by inserting the word "and" at the end of clause (k); and

(iv) by inserting new clause (l) as follows:

(l) the Seller Notes and the Empire Notes.

Section 2. Consent. The Administrative Agent and the Lenders hereby consent to the amendment of the 1997 ELLF pursuant to the terms of the Third Amendment to 1997 ELLF, a copy of which is attached hereto as Exhibit A .

Section 3. Conditions of Effectiveness. This Fourth Amendment shall become effective when, and only when the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Fourth Amendment and the Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Administrative Agent:

(a) Authorization and Approval Documents. Certified copies of (i) the resolutions of Board of Directors of the Borrower approving this Fourth Amendment and (ii) all documents, evidencing other necessary corporate action and governmental approvals, if any, with respect to this Fourth Amendment, the matters contemplated hereby and thereby;

(b) Certificate of Incumbency. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of its officers authorized to sign this Fourth Amendment and other documents to be delivered hereunder;

(c) Empire Acquisition. Evidence satisfactory to the Administrative Agent that a definitive purchase agreement has been executed in connection with the Empire Acquisition.

(d) Third Amendment to 1997 ELLF. Evidence satisfactory to the Administrative Agent that the Third Amendment to 1997 ELLF has been duly executed and delivered and is in full force and effect.

(e) Fees, Costs Expenses and Taxes. All fees, costs, expenses and taxes set forth in Section 6 of this Fourth Amendment shall have been paid in full.

(f) Other Documents. Any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Fourth Amendment.

Section 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Fourth Amendment.

(b) The execution, delivery and performance by the Borrower of this Fourth Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, (ii) Applicable Law or any contractual restriction binding on or affecting the Borrower, except to the extent a breach of such contractual restriction would not have a Material Adverse Effect.

(c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Fourth Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

(d) This Fourth Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

(e) The representations and warranties made by the Borrower pursuant to Article VI of the Credit Agreement, are true and correct with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which such representation and warranty shall remain true and correct as of such earlier date.

(f) No Default or Event of Default shall have occurred and be continuing under the Credit Agreement on the date hereof except to the extent remedied by this Fourth Amendment.

Section 5. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness of this Fourth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any default by Borrower or of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 6. Fees, Costs, Expenses and Taxes.

(a) The Borrower agrees to pay to each Lender executing this Fourth Amendment, and to each owner and holder executing the Third Amendment to 1997 ELLF who is not also a Lender executing this Fourth Amendment, a fee equal to $3,500 prior to the effectiveness hereof.

(b) The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

Section 7. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 8. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of laws principles thereof.

Section 9. Fax Transmission. A facsimile, telecopy or other reproduction of this Fourth Amendment may be executed by one or more parties hereto, and an executed copy of this Fourth Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Fourth Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PERFORMANCE FOOD GROUP COMPANY,

as Borrower

[CORPORATE SEAL]

By:

Name:

Title:

FIRST UNION NATIONAL BANK,

as Administrative Agent and Lender

By:

Name:

Title:

BANK OF AMERICA N.A.,

as Lender

By:

Name:

Title:

THE CHASE MANHATTAN BANK,

as Lender

By:

Name:

Title:

BANK ONE, N.A. (f/k/a THE FIRST

NATIONAL BANK OF CHICAGO),

as Lender

By:

Name:

Title:

HIBERNIA NATIONAL BANK,

as Lender

By:

Name:

Title:

EXHIBIT A

Third Amendment to 1997 ELLF